Exhibit 32.1

SECTION 906 CEO CERTIFICATION

EX-32.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Executive Officer and Chief Financial Officer of Vertical Health Solutions, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the three and six months ended June 30, 2009, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2009

/s/ Stephen M. Watters
Chief Executive Officer and Chief Financial Officer